UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07916

ALLIANCEBERNSTEIN EQUITY INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2011

Date of reporting period: November 30, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Equity Income Fund

November 30, 2011

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 19, 2012

Annual Report

This report provides management’s discussion of the performance for AllianceBernstein Equity Income Fund (the “Fund”) for the annual reporting period ended November 30, 2011.

Investment Objective and Policies

The Fund’s investment objective is current income and long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in income producing securities, targeting an investment in such securities of at least 65% of its total assets. The Fund seeks current income and capital growth from investments in a wide range of industries.

The Fund invests in companies that AllianceBernstein L.P. (the “Adviser”) determines to be undervalued, using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, the Adviser uses fundamental and quantitative research to identify and invest in those companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of these securities.

Bernstein’s research staff of company and industry analysts covers a research universe of approximately 650 companies drawn primarily from the

Standard & Poor’s (“S&P”) 500 Index. The Adviser typically projects a company’s financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser’s research staff focuses on the valuations implied by the current price, relative to the earnings the company will be generating five years from now, or “normalized” earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund’s U.S. Equity Income Senior Management Team (the “Team”) and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The Team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

The Fund may invest in securities of non-U.S. companies, but will limit its investments in any one non-U.S. country to no more than 15% of its net assets. The Fund also may enter into forward commitments and standby commitment agreements. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	1

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the S&P 500 Index, for the six- and 12-month periods ended November 30, 2011.

For the 12-month period ended November 30, 2011, the Fund outperformed its benchmark, before sales charges. Sector selection and security selection both contributed to the premium. The Fund benefited most from an underweight exposure to financials; stock selection in the consumer staples and financials sectors were also strong. Consumer discretionary, materials and industrials holdings detracted.

For the six-month period ended November 30, 2011, the Fund declined in absolute terms and underperformed its benchmark, before sales charges; security selection drove this lag, while positive sector selection partially offset the deficit. Stock selection in consumer discretionary and materials sectors, along with underweight exposure to technology, dragged most heavily on performance. Both sector and security selections were strong for financials; overweight exposure to utilities also contributed for the period.

The Fund did not utilize derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

Global equity markets rebounded in December 2010 on encouraging economic and earnings news, and rose through the first quarter of 2011, until the natural disaster in Japan and continuing turmoil in the Middle East dampened investor risk appetites in March. The markets gained only slightly in the second quarter as April’s strong start to the earnings season was overshadowed by increased concern over the sovereign debt crisis in the euro area, supply chain disruptions in Japan, and the U.S. deficit, which all weighed heavily on investor confidence. Global equity markets then plunged in the third quarter, as investors were unnerved by deteriorating economic conditions in the euro area, the downgrade of the U.S. credit rating, and the inability of policymakers to find credible resolutions to these issues. The markets surged in October as European leaders agreed to a series of measures designed to manage and contain the region’s sovereign debt crisis, but this swell was short-lived; in November markets again declined, as optimism faded that the rescue plan put forth by European leaders would lead to an orderly resolution.

In the Team’s view, U.S. equities remain attractively valued versus their own history, and are even more compelling versus the fixed income alternatives. The Fund retains a procyclical tilt, as the Team took advantage of the indiscriminate sell-off among economically sensitive stocks to add to energy, technology and consumer names where its research insights give it a high degree of conviction. The Team continues to emphasize companies with resilient characteristics—namely, strong profitability and healthy balance sheets.

2	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P® 500 Index does not reflect fees and expenses associated with the active management of a fund portfolio. The S&P 500 Stock Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Foreign (Non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Equity Income Fund†

Class A	-7.93%	7.88%

Class B*	-8.27%	7.08%

Class C	-8.25%	7.10%

Advisor Class**	-7.79%	8.19%

Class R**	-8.00%	7.65%

Class K**	-7.94%	7.89%

Class I**	-7.77%	8.17%

S&P 500 Index	-6.25%	7.83%

†     Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six- and 12-month periods ended November 30, 2011, by 0.01% and 0.28%, respectively, for all share classes.

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/30/01 TO 11/30/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Equity Income Fund Class A shares (from 11/30/01 to 11/30/11) as compared to its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	7.88%	3.27%
5 Years	2.56%	1.67%
10 Years	6.82%	6.35%

Class B Shares
1 Year	7.08%	3.08%
5 Years	1.79%	1.79%
10 Years(a)	6.20%	6.20%

Class C Shares
1 Year	7.10%	6.10%
5 Years	1.82%	1.82%
10 Years	6.07%	6.07%

Advisor Class Shares†
1 Year	8.19%	8.19%
5 Years	2.85%	2.85%
10 Years	7.14%	7.14%

Class R Shares†
1 Year	7.65%	7.65%
5 Years	2.33%	2.33%
Since Inception*	6.52%	6.52%

Class K Shares†
1 Year	7.89%	7.89%
5 Years	2.62%	2.62%
Since Inception*	6.83%	6.83%

Class I Shares†
1 Year	8.17%	8.17%
5 Years	2.94%	2.94%
Since Inception*	7.15%	7.15%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.45%, 2.20%, 2.17%, 1.15%, 1.67%, 1.36% and 1.03% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.25%, 1.95%, 1.95%, 0.95%, 1.45%, 1.20% and 0.95% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

*	Inception date: 3/1/05.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2011)
SEC Returns

Class A Shares
1 Year	-0.95%
5 Years	1.73%
10 Years	6.47%

Class B Shares
1 Year	-1.25%
5 Years	1.86%
10 Years(a)	6.31%

Class C Shares
1 Year	1.73%
5 Years	1.89%
10 Years	6.19%

Advisor Class Shares†
1 Year	3.79%
5 Years	2.92%
10 Years	7.26%

Class R Shares†
1 Year	3.27%
5 Years	2.39%
Since Inception*	6.73%

Class K Shares†
1 Year	3.50%
5 Years	2.70%
Since Inception*	7.04%

Class I Shares†
1 Year	3.75%
5 Years	3.00%
Since Inception*	7.35%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

*	Inception date: 3/1/05.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$920.70	$5.83	1.21%
Hypothetical**	$1,000	$1,019.00	$6.12	1.21%
Class B
Actual	$1,000	$917.30	$9.37	1.95%
Hypothetical**	$1,000	$1,015.29	$9.85	1.95%
Class C
Actual	$1,000	$917.50	$9.28	1.93%
Hypothetical**	$1,000	$1,015.39	$9.75	1.93%
Advisor Class
Actual	$1,000	$922.10	$4.34	0.90%
Hypothetical**	$1,000	$1,020.56	$4.56	0.90%
Class R
Actual	$1,000	$920.00	$6.98	1.45%
Hypothetical**	$1,000	$1,017.80	$7.33	1.45%

(Fund Expenses continued on next page)

8	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class K
Actual	$1,000	$920.60	$5.78	1.20%
Hypothetical**	$1,000	$1,019.05	$6.07	1.20%
Class I
Actual	$1,000	$922.30	$4.19	0.87%
Hypothetical**	$1,000	$1,020.71	$4.41	0.87%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $348.6

TEN LARGEST HOLDINGS**

November 30, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Pfizer, Inc.	$12,618,812	3.6%
Exxon Mobil Corp.	11,263,209	3.2
Johnson & Johnson	10,190,811	2.9
BP PLC (Sponsored ADR)	10,013,887	2.9
AT&T, Inc.	9,964,194	2.9
Altria Group, Inc.	9,506,718	2.7
CenturyLink, Inc.	9,204,031	2.7
ConocoPhillips	9,186,016	2.6
Microsoft Corp.	8,490,258	2.4
Merck & Co., Inc.	7,579,000	2.2
	$98,016,936	28.1%

*	All data are as of November 30, 2011. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Health Care – 15.5%
Health Care Providers & Services – 3.6%
Aetna, Inc.	16,600	$694,212
Health Net, Inc.(a)	29,840	929,218
UnitedHealth Group, Inc.	109,910	5,360,311
WellPoint, Inc.	79,460	5,605,903

		12,589,644

Pharmaceuticals – 11.9%
Abbott Laboratories	45,780	2,497,299
AstraZeneca PLC (Sponsored ADR)	139,240	6,402,255
GlaxoSmithKline PLC (Sponsored ADR)	48,900	2,175,072
Johnson & Johnson	157,460	10,190,811
Merck & Co., Inc.	212,000	7,579,000
Pfizer, Inc.	628,740	12,618,812

		41,463,249

		54,052,893

Energy – 13.8%
Energy Equipment & Services – 1.5%
Transocean Ltd./Switzerland	123,860	5,307,401

Oil, Gas & Consumable Fuels – 12.3%
BP PLC (Sponsored ADR)	229,940	10,013,887
Chevron Corp.	51,920	5,338,414
ConocoPhillips	128,800	9,186,016
Exxon Mobil Corp.	140,020	11,263,209
Marathon Oil Corp.	75,590	2,113,496
Marathon Petroleum Corp.	77,120	2,575,037
Royal Dutch Shell PLC (ADR)	31,365	2,195,550

		42,685,609

		47,993,010

Information Technology – 13.3%
Communications Equipment – 1.0%
Cisco Systems, Inc.	193,880	3,613,923

Computers & Peripherals – 4.7%
Apple, Inc.(a)	16,360	6,252,792
Dell, Inc.(a)	122,200	1,925,872
Hewlett-Packard Co.	247,410	6,915,109
Seagate Technology PLC	79,660	1,362,186

		16,455,959

Electronic Equipment, Instruments & Components – 0.4%
TE Connectivity Ltd.	39,410	1,249,691

IT Services – 1.5%
Accenture PLC	16,500	955,845
International Business Machines Corp.	22,240	4,181,120

		5,136,965

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 2.8%
Applied Materials, Inc.	271,720	$2,929,142
Intel Corp.	237,100	5,906,161
Micron Technology, Inc.(a)	172,410	1,032,736

		9,868,039

Software – 2.9%
Microsoft Corp.	331,910	8,490,258
Oracle Corp.	46,400	1,454,640

		9,944,898

		46,269,475

Consumer Staples – 13.2%
Beverages – 0.8%
Constellation Brands, Inc. – Class A(a)	47,900	932,613
Dr Pepper Snapple Group, Inc.	46,700	1,705,951

		2,638,564

Food & Staples Retailing – 1.1%
Kroger Co. (The)	168,420	3,903,975

Food Products – 1.2%
ConAgra Foods, Inc.	64,400	1,626,744
Tyson Foods, Inc. – Class A	133,820	2,695,135

		4,321,879

Household Products – 2.2%
Kimberly-Clark Corp.	34,260	2,448,562
Procter & Gamble Co. (The)	82,810	5,347,042

		7,795,604

Tobacco – 7.9%
Altria Group, Inc.	331,360	9,506,718
Lorillard, Inc.	65,900	7,355,758
Philip Morris International, Inc.	53,990	4,116,198
Reynolds American, Inc.	157,400	6,588,764

		27,567,438

		46,227,460

Financials – 10.7%
Commercial Banks – 1.0%
PNC Financial Services Group, Inc.	12,770	692,262
Wells Fargo & Co.	116,000	2,999,760

		3,692,022

Diversified Financial Services – 3.6%
Citigroup, Inc.	163,900	4,503,972
JPMorgan Chase & Co.	159,580	4,942,192
Moody’s Corp.	87,970	3,053,439

		12,499,603

Insurance – 1.6%
Allstate Corp. (The)	32,560	872,282
Chubb Corp. (The)	5,400	364,176

12	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Travelers Cos., Inc. (The)	77,600	$4,365,000

		5,601,458

Real Estate Investment Trusts (REITs) – 3.8%
BioMed Realty Trust, Inc.	59,150	1,053,462
Camden Property Trust	16,890	975,060
Digital Realty Trust, Inc.(b)	26,810	1,702,435
Duke Realty Corp.	137,760	1,598,016
Entertainment Properties Trust	33,820	1,511,754
Glimcher Realty Trust	114,250	993,975
Health Care REIT, Inc.	29,420	1,476,001
Home Properties, Inc.	14,390	791,018
Liberty Property Trust	16,800	500,808
Mid-America Apartment Communities, Inc.	8,400	481,488
Simon Property Group, Inc.	10,460	1,300,596
Weingarten Realty Investors	41,730	863,394

		13,248,007

Thrifts & Mortgage Finance – 0.7%
New York Community Bancorp, Inc.	198,390	2,388,616

		37,429,706

Consumer Discretionary – 9.6%
Auto Components – 0.8%
Lear Corp.	41,440	1,737,579
TRW Automotive Holdings Corp.(a)	34,330	1,121,218

		2,858,797

Automobiles – 0.9%
Ford Motor Co.(a)	163,040	1,728,224
General Motors Co.(a)	69,430	1,478,165

		3,206,389

Hotels, Restaurants & Leisure – 0.2%
McDonald’s Corp.	7,100	678,192

Media – 5.4%
Cablevision Systems Corp.	123,110	1,846,650
CBS Corp. – Class B	85,430	2,224,597
DIRECTV(a)	26,600	1,256,052
Gannett Co., Inc.	120,070	1,303,960
McGraw-Hill Cos., Inc. (The)	66,920	2,857,484
Time Warner Cable, Inc. – Class A	86,070	5,205,514
Viacom, Inc. – Class B	89,902	4,024,014

		18,718,271

Multiline Retail – 0.2%
Macy’s, Inc.	21,810	705,117

Specialty Retail – 1.8%
GameStop Corp. – Class A(a)	26,400	610,368
Home Depot, Inc. (The)	51,200	2,008,064
Limited Brands, Inc.	41,700	1,765,161
Lowe’s Cos., Inc.	71,300	1,711,913

		6,095,506

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.3%
NIKE, Inc. – Class B	11,340	$1,090,681

		33,352,953

Industrials – 7.0%
Aerospace & Defense – 2.2%
General Dynamics Corp.	8,100	535,086
Honeywell International, Inc.	19,020	1,029,933
Northrop Grumman Corp.	81,400	4,645,498
Raytheon Co.	31,100	1,417,227

		7,627,744

Airlines – 0.3%
Delta Air Lines, Inc.(a)	109,500	889,140

Industrial Conglomerates – 2.9%
General Electric Co.	461,030	7,334,987
Tyco International Ltd.	58,840	2,821,967

		10,156,954

Machinery – 0.7%
Caterpillar, Inc.	17,940	1,755,967
Parker Hannifin Corp.	6,710	555,454

		2,311,421

Road & Rail – 0.9%
CSX Corp.	80,580	1,749,392
Norfolk Southern Corp.	9,000	679,860
Union Pacific Corp.	8,600	889,326

		3,318,578

		24,303,837

Utilities – 6.5%
Electric Utilities – 2.6%
American Electric Power Co., Inc.	79,839	3,168,012
Edison International	41,000	1,611,710
Great Plains Energy, Inc.	112,380	2,364,475
NV Energy, Inc.	118,300	1,814,722

		8,958,919

Gas Utilities – 0.8%
Atmos Energy Corp.	49,090	1,679,369
UGI Corp.	36,900	1,105,524

		2,784,893

Multi-Utilities – 3.1%
CenterPoint Energy, Inc.	124,470	2,476,953
CMS Energy Corp.	122,010	2,552,449
DTE Energy Co.	62,690	3,300,628
NiSource, Inc.	112,700	2,581,957

		10,911,987

		22,655,799

14	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 6.3%
Diversified Telecommunication Services – 6.3%
AT&T, Inc.	343,830	$9,964,194
CenturyLink, Inc.	245,310	9,204,031
Telefonica SA (Sponsored ADR)	52,800	990,000
Verizon Communications, Inc.	53,140	2,004,972

		22,163,197

Materials – 2.6%
Chemicals – 2.4%
Dow Chemical Co. (The)	129,840	3,597,866
LyondellBasell Industries NV	90,520	2,957,288
PPG Industries, Inc.	18,690	1,640,048

		8,195,202

Metals & Mining – 0.2%
Commercial Metals Co.	60,200	841,596

		9,036,798

Total Common Stocks (cost $332,195,941)		343,485,128

SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $4,010,662)	4,010,662	4,010,662

Total Investments Before Security Lending Collateral for Securities Loaned – 99.7% (cost $336,206,603)		347,495,790

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.5%
Investment Companies – 0.5%
AllianceBernstein Exchange Reserves – Class I, 0.15%(c) (cost $1,729,245)	1,729,245	1,729,245

Total Investments – 100.2% (cost $337,935,848)		349,225,035
Other assets less liabilities – (0.2)%		(578,716)

Net Assets – 100.0%		$348,646,319

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	15

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2011

Assets
Investments in securities, at value
Unaffiliated issuers (cost $332,195,941)	$343,485,128	(a)
Affiliated issuers (cost $5,739,907 – including investment of cash collateral for securities loaned of $1,729,245)	5,739,907
Foreign currencies, at value (cost $7,841)	7,956
Receivable for capital stock sold	2,561,706
Dividends receivable	1,649,854
Receivable for investment securities sold	1,235,321

Total assets	354,679,872

Liabilities
Payable for investment securities purchased	2,550,704
Payable for collateral received on securities loaned	1,729,245
Payable for capital stock redeemed	1,323,225
Advisory fee payable	150,039
Distribution fee payable	95,663
Transfer Agent fee payable	16,161
Administrative fee payable	10,109
Accrued expenses	158,407

Total liabilities	6,033,553

Net Assets	$348,646,319

Composition of Net Assets
Capital stock, at par	$16,288
Additional paid-in capital	332,199,651
Undistributed net investment income	1,347,408
Accumulated net realized gain on investment and foreign currency transactions	3,795,750
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	11,287,222

	$348,646,319

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$193,393,099	9,034,195	$21.41	*

B	$11,847,596	560,346	$21.14

C	$47,476,031	2,237,423	$21.22

Advisor	$86,905,114	4,033,705	$21.54

R	$6,122,067	286,936	$21.34

K	$2,836,923	132,546	$21.40

I	$65,489	3,062	$21.39

(a)	Includes securities on loan with a value of $1,702,435 (see Note E).

*	The maximum offering price per share for Class A shares was $22.36 which reflects a sales charge of 4.25%.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2011

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $95,365)	$7,853,971
Affiliated issuers	7,899
Interest	25,986
Securities lending income	11,979	$7,899,835

Expenses
Advisory fee (see Note B)	1,400,238
Distribution fee—Class A	480,346
Distribution fee—Class B	137,040
Distribution fee—Class C	405,504
Distribution fee—Class R	21,483
Distribution fee—Class K	5,565
Transfer agency—Class A	234,858
Transfer agency—Class B	28,211
Transfer agency—Class C	64,461
Transfer agency—Advisor Class	47,129
Transfer agency—Class R	11,171
Transfer agency—Class K	4,452
Transfer agency—Class I	199
Registration fees	130,195
Custodian	119,441
Legal	93,076
Administrative	69,289
Directors’ fees	54,644
Audit	52,571
Printing	49,813
Miscellaneous	14,006

Total expenses	3,423,692
Less: expenses waived and reimbursed by the Adviser (see Note B)	(9,873)

Net expenses		3,413,819

Net investment income		4,486,016

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		6,186,431
Foreign currency transactions		8,192
Net change in unrealized appreciation/depreciation of:
Investments		775,191
Foreign currency denominated assets and liabilities		(5,690)

Net gain on investment and foreign currency transactions		6,964,124

Net Increase in Net Assets from Operations		$11,450,140

See notes to financial statements.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2011	Year Ended November 30, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,486,016	$4,740,993
Net realized gain on investment and foreign currency transactions	6,194,623	34,854,608
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	769,501	(15,519,418)

Net increase in net assets from operations	11,450,140	24,076,183
Dividends to Shareholders from
Net investment income
Class A	(2,464,240)	(3,524,332)
Class B	(115,882)	(462,882)
Class C	(362,943)	(758,770)
Advisor Class	(529,442)	(225,584)
Class R	(57,238)	(66,668)
Class K	(38,992)	(71,716)
Class I	(5,811)	(25,708)
Capital Stock Transactions
Net increase (decrease)	170,698,057	(9,072,594)

Total increase	178,573,649	9,867,929
Net Assets
Beginning of period	170,072,670	160,204,741

End of period (including undistributed net investment income of $1,347,408 and $426,413, respectively)	$348,646,319	$170,072,670

See notes to financial statements.

18	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2011

NOTE A

Significant Accounting Policies

AllianceBernstein Equity Income Fund, Inc. (formerly, known as AllianceBernstein Utility Income Fund, Inc.) (the “Fund”), organized as a Maryland corporation on July 28, 1993, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	19

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

20	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2011:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$343,485,128		$	– 0	–	$	– 0	–	$343,485,128
Short-Term Investments	4,010,662			– 0	–		– 0	–	4,010,662
Investments of Cash Collateral for Securities Loaned	1,729,245			– 0	–		– 0	–	1,729,245

Total Investments in Securities	349,225,035			– 0	–		– 0	–	349,225,035
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total	$349,225,035		$	– 0	–	$	– 0	–	$349,225,035

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	21

Notes to Financial Statements

investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those

22	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Notes to Financial Statements

determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. Effective September 1, 2010, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.25%, 1.95%, 1.95%, .95%, 1.45%, 1.20% and .95% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps will extend through March 1, 2012 and then may be extended by the Adviser for additional one year terms. For the year ended November 30, 2011, such reimbursement waivers amounted to $9,873.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2011, such fee amounted to $69,289.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $182,865 for the year ended November 30, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $55,998 from the sale of Class A shares and received $12,210, $9,328 and $9,443 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	23

Notes to Financial Statements

investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2011 is as follows:

Market Value November 30, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2011 (000)	Dividend Income (000)
$ 6,578	$190,750	$193,317	$4,011	$8

Brokerage commissions paid on investment transactions for the year ended November 30, 2011 amounted to $320,546, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,999,541, $2,351,283, $101,003 and $111,307 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$316,156,555		$142,834,936
U.S. government securities	– 0	–	– 0	–

24	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$338,412,255

Gross unrealized appreciation	$21,812,423
Gross unrealized depreciation	(10,999,643)

Net unrealized appreciation	$10,812,780

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Fund did not engage in derivatives transactions for the year ended November 30, 2011.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	25

Notes to Financial Statements

the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2011, the Fund had securities on loan with a value of $1,702,435 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $1,729,245. The Fund received additional cash collateral on the next business day after period end to maintain the required collateral amount. The Fund earned securities lending income of $11,979 and $141 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended November 30, 2011; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended November 30, 2011 is as follows:

Market Value November 30, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2011 (000)	Dividend Income (000)
$ – 0 –	$10,972	$9,243	$1,729	$ – 0 –*

*	Amount is less than $500.

26	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2011	Year Ended November 30, 2010

Class A
Shares sold	5,342,600	1,116,345	$ 116,716,463	$21,182,915

Shares issued in reinvestment of dividends	96,061	158,558	2,062,395	2,962,168

Shares converted from Class B	150,171	324,308	3,306,577	6,041,970

Shares redeemed	(2,143,778)	(1,651,113)	(46,392,209)	(30,709,265)

Net increase (decrease)	3,445,054	(51,902)	$ 75,693,226	$(522,212)

Class B
Shares sold	146,560	64,008	$3,190,562	$1,202,646

Shares issued in reinvestment of dividends	4,603	20,239	97,722	373,574

Shares converted to Class A	(151,975)	(328,263)	(3,306,577)	(6,041,970)

Shares redeemed	(148,976)	(236,666)	(3,197,768)	(4,322,006)

Net decrease	(149,788)	(480,682)	$(3,216,061)	$(8,787,756)

Class C
Shares sold	1,191,863	209,591	$25,884,476	$3,967,976

Shares issued in reinvestment of dividends	14,306	34,979	304,214	648,877

Shares redeemed	(421,846)	(436,357)	(9,069,179)	(8,039,501)

Net increase (decrease)	784,323	(191,787)	$17,119,511	$(3,422,648)

Advisor Class
Shares sold	4,507,628	288,206	$96,767,788	$5,545,168

Shares issued in reinvestment of dividends	19,130	10,525	411,352	198,179

Shares redeemed	(814,304)	(275,737)	(16,942,237)	(5,397,004)

Net increase	3,712,454	22,994	$80,236,903	$346,343

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	27

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2011	Year Ended November 30, 2010

Class R
Shares sold	181,300	99,052	$3,890,122	$1,844,742

Shares issued in reinvestment of dividends	2,684	3,571	57,237	66,665

Shares redeemed	(49,985)	(24,866)	(1,082,058)	(459,196)

Net increase	133,999	77,757	$2,865,301	$1,452,211

Class K
Shares sold	139,591	153,747	$3,023,495	$2,867,785

Shares issued in reinvestment of dividends	1,817	3,794	38,796	71,712

Shares redeemed	(195,344)	(55,082)	(4,278,416)	(1,025,233)

Net increase (decrease)	(53,936)	102,459	$(1,216,125)	$1,914,264

Class I
Shares sold	1,893	16,563	$40,578	$324,311

Shares issued in reinvestment of dividends	269	1,375	5,738	25,631

Shares redeemed	(38,741)	(21,196)	(831,014)	(402,738)

Net decrease	(36,579)	(3,258)	$(784,698)	$(52,796)

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is

28	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Notes to Financial Statements

strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2011.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2011 and November 30, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$3,574,548	$5,135,660

Total taxable distributions	3,574,548	5,135,660

Total distributions paid	$3,574,548	$5,135,660

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	29

Notes to Financial Statements

As of November 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,441,432
Undistributed capital gain	2,178,132	(a)
Unrealized appreciation/(depreciation)	10,810,815	(b)

Total accumulated earnings/(deficit)	$16,430,379

(a)	During the fiscal year, the Fund utilized capital loss carryforwards of $2,388,245.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily due to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to foreign currency gain/loss reclassifications, return of capital distributions received from underlying securities, and the tax treatment of real estate investment trusts (REITs) resulted in a net increase in undistributed net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

30	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 20.17	$ 17.90	$ 16.68	$ 25.72	$ 21.39

Income From Investment Operations
Net investment income(a)	.40	.59	(b)	.62	.52	.51
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.19	2.32	1.15	(9.04)	4.28
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.59	2.91	1.77	(8.52)	4.79

Less: Dividends
Dividends from net investment income	(.35)	(.64)	(.55)	(.52)	(.46)

Net asset value, end of period	$ 21.41	$ 20.17	$ 17.90	$ 16.68	$ 25.72

Total Return
Total investment return based on net asset value(d)	7.88	%*	16.57	%*	10.91	%*	(33.67	)%*	22.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$193,393	$112,730	$100,984	$92,874	$144,950
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.23%	1.39	%(e)	1.43%	1.25%	1.20	%(f)
Expenses, before waivers/reimbursements	1.23%	1.45	%(e)	1.43%	1.25%	1.20	%(f)
Net investment income	1.84%	3.15	%(b)(e)	3.78%	2.26%	2.18%
Portfolio turnover rate	57%	138%	54%	41%	34%

See footnote summary on page 38.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 19.91	$ 17.68	$ 16.47	$ 25.39	$ 21.13

Income From Investment Operations
Net investment income(a)	.22	(b)	.43	(b)	.48	.33	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.19	2.30	1.14	(8.91)	4.24
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.41	2.73	1.62	(8.58)	4.56

Less: Dividends
Dividends from net investment income	(.18)	(.50)	(.41)	(.34)	(.30)

Net asset value, end of period	$ 21.14	$ 19.91	$ 17.68	$ 16.47	$ 25.39

Total Return
Total investment return based on net asset value(d)	7.08	%*	15.68	%*	10.09	%*	(34.16	)%*	21.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,848	$14,138	$21,048	$40,429	$91,375
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.95%	2.14	%(e)	2.21%	2.00%	1.94	%(f)
Expenses, before waivers/reimbursements	1.99%	2.20	%(e)	2.21%	2.00%	1.94	%(f)
Net investment income	1.02	%(b)	2.37	%(b)(e)	3.00%	1.47%	1.38%
Portfolio turnover rate	57%	138%	54%	41%	34%

See footnote summary on page 38.

32	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 20.00	$ 17.75	$ 16.52	$ 25.46	$ 21.19

Income From Investment Operations
Net investment income(a)	.24	.45	(b)	.50	.35	.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.18	2.30	1.14	(8.95)	4.24
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.42	2.75	1.64	(8.60)	4.57

Less: Dividends
Dividends from net investment income	(.20)	(.50)	(.41)	(.34)	(.30)

Net asset value, end of period	$ 21.22	$ 20.00	$ 17.75	$ 16.52	$ 25.46

Total Return
Total investment return based on net asset value(d)	7.10	%*	15.73	%*	10.18	%*	(34.14	)%*	21.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47,476	$29,056	$29,191	$32,717	$53,361
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.94%	2.11	%(e)	2.16%	1.97%	1.92	%(f)
Expenses, before waivers/reimbursements	1.94%	2.17	%(e)	2.16%	1.97%	1.92	%(f)
Net investment income	1.12%	2.44	%(b)(e)	3.06%	1.56%	1.43%
Portfolio turnover rate	57%	138%	54%	41%	34%

See footnote summary on page 38.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 20.29	$ 18.01	$ 16.77	$ 25.86	$ 21.51

Income From Investment Operations
Net investment income(a)	.52	.66	(b)	.67	.60	.60
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.14	2.31	1.17	(9.10)	4.28
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.66	2.97	1.84	(8.50)	4.88

Less: Dividends
Dividends from net investment income	(.41)	(.69)	(.60)	(.59)	(.53)

Net asset value, end of period	$ 21.54	$ 20.29	$ 18.01	$ 16.77	$ 25.86

Total Return
Total investment return based on net asset value(d)	8.19	%*	16.86	%*	11.30	%*	(33.48	)%*	22.96%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$86,905	$6,518	$5,370	$5,716	$6,897
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91%	1.08	%(e)	1.14%	.96%	.90	%(f)
Expenses, before waivers/reimbursements	.91%	1.15	%(e)	1.14%	.96%	.90	%(f)
Net investment income	2.49%	3.51	%(b)(e)	4.06%	2.61%	2.51%
Portfolio turnover rate	57%	138%	54%	41%	34%

See footnote summary on page 38.

34	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 20.10	$ 17.84	$ 16.64	$ 25.65	$ 21.37

Income From Investment Operations
Net investment income(a)	.36	(b)	.56	(b)	.60	.47	.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.18	2.30	1.13	(9.03)	4.23
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.54	2.86	1.73	(8.56)	4.72

Less: Dividends
Dividends from net investment income	(.30)	(.60)	(.53)	(.45)	(.44)

Net asset value, end of period	$ 21.34	$ 20.10	$ 17.84	$ 16.64	$ 25.65

Total Return
Total investment return based on net asset value(d)	7.65	%*	16.34	%*	10.71	%*	(33.83	)%*	22.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,122	$3,074	$1,342	$692	$526
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.45%	1.61	%(e)	1.61%	1.52%	1.48	%(f)
Expenses, before waivers/reimbursements	1.54%	1.67	%(e)	1.61%	1.52%	1.48	%(f)
Net investment income	1.66	%(b)	2.99	%(b)(e)	3.62%	2.14%	2.02%
Portfolio turnover rate	57%	138%	54%	41%	34%

See footnote summary on page 38.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 20.15	$ 17.89	$ 16.67	$ 25.70	$ 21.40

Income From Investment Operations
Net investment income(a)	.35	(b)	.51	(b)	.64	.56	.54
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.24	2.41	1.15	(9.06)	4.25
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.59	2.92	1.79	(8.50)	4.79

Less: Dividends
Dividends from net investment income	(.34)	(.66)	(.57)	(.53)	(.49)

Net asset value, end of period	$ 21.40	$ 20.15	$ 17.89	$ 16.67	$ 25.70

Total Return
Total investment return based on net asset value(d)	7.89	%*	16.65	%*	11.08	%*	(33.63	)%*	22.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,837	$3,758	$1,503	$1,360	$1,298
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.20%	1.29	%(e)	1.31%	1.24%	1.17	%(f)
Expenses, before waivers/reimbursements	1.24%	1.36	%(e)	1.31%	1.24%	1.17	%(f)
Net investment income	1.77	%(b)	2.74	%(b)(e)	3.90%	2.42%	2.27%
Portfolio turnover rate	57%	138%	54%	41%	34%

See footnote summary on page 38.

36	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 20.16	$ 17.89	$ 16.67	$ 25.70	$ 21.38

Income From Investment Operations
Net investment income(a)	.31	.64	(b)	.70	.64	.62
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.34	2.34	1.14	(9.07)	4.25
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.65	2.98	1.84	(8.43)	4.87

Less: Dividends
Dividends from net investment income	(.42)	(.71)	(.62)	(.60)	(.55)

Net asset value, end of period	$ 21.39	$ 20.16	$ 17.89	$ 16.67	$ 25.70

Total Return
Total investment return based on net asset value(d)	8.17	%*	17.04	%*	11.45	%*	(33.42	)%*	23.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$65	$799	$767	$1,013	$139
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.92%	1.01	%(e)	.99%	.95%	.85	%(f)
Expenses, before waivers/reimbursements	.92%	1.03	%(e)	.99%	.95%	.85	%(f)
Net investment income	1.80%	3.48	%(b)(e)	4.25%	2.92%	2.57%
Portfolio turnover rate	57%	138%	54%	41%	34%

See footnote summary on page 38.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	37

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

Year Ended November 30, 2007
Class A	1.19%
Class B	1.93%
Class C	1.91%
Advisor Class	.89%
Class R	1.47%
Class K	1.16%
Class I	.84%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2011, November 30, 2010, November 30, 2009 and November 30, 2008 by 0.28%, 0.27%, 1.01% and 0.05%, respectively.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein Equity Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Equity Income Fund, Inc. (formerly AllianceBernstein Utility Income Fund, Inc.) (the “Fund”), including the portfolio of investments, as of November 30, 2011, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented prior to December 1, 2009 were audited by other auditors whose report dated January 26, 2010 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Equity Income Fund, Inc. at November 30, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2012

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	39

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2011. For corporate shareholders, 96.59% of dividends paid qualify for the dividends received deduction.

For the taxable year ended November 30, 2011, the Fund designates $7,325,026 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

40	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

2011 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Christopher W. Marx(2), Vice President Joseph G. Paul(2), Vice President	John D. Phillips, Jr.(2), Vice President Greg L. Powell(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller

Custodian and Accounting Agent	Legal Counsel

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Equity Income Senior Investment Management Team comprised of Messrs. Marx, Paul, Phillips and Powell.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	41

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI, and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## Chairman of the Board 79 (1993)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	102	None

42	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 69 (1993)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	102	None

Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	43

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

Nancy P. Jacklin, # 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

44	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	102	None

Marshall C. Turner, Jr., # 70 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	45

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

46	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Christopher W. Marx 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Joseph G. Paul 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

John D. Phillips, Jr. 64	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Greg L. Powell 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Stephen M. Woetzel 40	Controller	Vice President of ABIS**, with which he has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	47

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Equity Income Fund, Inc. (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	Effective September 1, 2010, the Fund changed its name from AllianceBernstein Utility Income Fund, Inc. to AllianceBernstein Equity Income Fund, Inc., eliminated its policy to invest at least 80% of its assets in companies in the utilities industry, and adopted its current investment strategy. In connection with the change in investment strategy, the Fund’s portfolio management team was changed.

48	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$242.4	Equity Income Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $79,329 (0.05% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	49

date of the undertaking. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Total Expense Ratio					Fiscal Year
Equity Income Fund, Inc.[5]	Advisor Class A Class B Class C Class R Class K Class I	0.95 1.25 1.95 1.95 1.45 1.20 0.95	% % % % % % %	1.15 1.45 2.20 2.17 1.67 1.36 1.03	% % % % % % %	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS.

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories.

5	Expense caps effective September 1, 2010.

50	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 However, with respect to the Fund, the Adviser represented that there is no institutional product that has a substantially similar investment style as the Fund.

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Fund.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the

6	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	51

consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[10]	Lipper Exp. Group Median (%)	Rank
Equity Income Fund, Inc.	0.550	0.747	2/12

Lipper also compared the Fund’s most recently completed fiscal year and pro-forma11 total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”).12 The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Equity Income Fund, Inc.	1.389	1.280	8/12	1.190	32/40
Pro-forma	1.250	1.280	6/12	1.190	29/40

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

10	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any expense reimbursements made by the Adviser to the Fund for the expense cap.

11	Pro-forma shows what the total expense ratio of the Fund would have been had the changes made to the expense cap been in effect during the Fund’s entire fiscal year.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

52	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2010, relative to 2009.14

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $11,767, $783,502 and $23,468 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an

14	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with the respect to the Fund.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	53

omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $180,724 in fees from the Fund.15

The Fund did not effect brokerage transactions and pay commission to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family

15	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study was originally published in 2002 based on 1997 data.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

54	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5, and 10 year performance rankings of the Fund20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2011.22

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	32.51	23.71	21.46	1/12	2/50
3 year	1.57	3.46	2.67	10/11	32/46
5 year	6.75	5.47	4.19	4/10	5/39
10 year	5.42	3.73	4.32	2/5	6/25

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by Lipper. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

21	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	55

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2011 Annualized Performance
					Since	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Inception (%)	Volatility (%)	Sharpe (%)
Equity Income Fund, Inc.	32.51	1.57	6.75	5.41	8.96	13.91	0.29	10
S&P 500 Index	22.58	1.05	2.87	2.62	8.20	16.04	0.10	10
S&P 500 Utility Index	15.13	-2.60	3.67	1.70	5.75	16.57	0.05	10
Inception Date: October 18, 1993

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2011.

25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be regarded as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

56	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

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Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

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2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	57

AllianceBernstein Family of Funds

NOTES

58	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

NOTES

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

ALLIANCEBERNSTEIN EQUITY INCOME FUND

(formerly Utility Income Fund)

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

EI-0151-1111

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firms, KPMG LLP in 2009 and Ernst & Young in 2010, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Equity Income Fund	2010	$29,000	$—	$11,283
	2011	$29,000	$41	$17,888

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Equity Income Fund	2010	$804,298	$138,998
			$(127,715)
			$(11,283)
	2011	$687,638	$17,929
			$(41)
			$(17,888)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Equity Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 24, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 24, 2012